Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust Low Duration Strategic Focus ETF

(the “Fund”)

Supplement To the Statement of Additional Information

Dated January 4, 2019

Dated January 11, 2019

1.	Notwithstanding anything to the contrary in the Fund’s Statement of Additional Information, the paragraph immediately following the “Table of Contents” is replaced in its entirety with the following:

The audited financial statements for the most recent fiscal period for the First Trust Low Duration Opportunities ETF (“LMBS”) and First Trust Senior Loan Fund (“FTSL”), contained in LMBS’s and FTSL’s most recent Annual Reports to Shareholders, are incorporated herein by reference. The Annual Reports are available without charge by calling (800) 621-1675 or by visiting the SEC’s website at www.sec.gov.

Please Keep this Supplement with your Fund

Statement of Additional Information for Future Reference